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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)        November 7, 2001
                                                 ------------------------------

                                  Unitrin, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


       One East Wacker Drive, Chicago, Illinois                  60601
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       (Address of principal executive offices)                (Zip Code)


              0-18298                                   95-4255452
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      (Commission File Number)             (I.R.S. Employer Identification No.)


                                 (312) 661-4600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

(l)(i) KPMG LLP is engaged to serve as the independent public accountant to audit the financial statements of Unitrin, Inc. ("Unitrin" or the "Registrant") for the fiscal year ending December 31, 2001. On November 7, 2001, Unitrin's Board of Directors approved, in accordance with the recommendation of its Audit Committee, the selection of Deloitte & Touche LLP to serve as Unitrin's independent public accountant to audit Unitrin's financial statements for the fiscal year ending December 31, 2002. On November 8, 2001, Unitrin advised KPMG LLP of the engagement of Deloitte & Touche LLP and that KPMG LLP would not be re-engaged by Unitrin following the completion of its audit engagement for 2001.

   (ii) The reports of KPMG LLP on the financial statements of Unitrin for the fiscal years ended December 31, 2000 and 1999 do not contain any adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

   (iii) The decision to change the independent public accountant was recommended to the Board of Directors of Unitrin by its Audit Committee and approved by the Board of Directors on November 7, 2001.

   (iv) During the fiscal years ended December 31, 2000 and 1999, and through November 7, 2001, there were no disagreements between KPMG LLP and Unitrin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

   (v) During the fiscal years ended December 31, 2000 and 1999, and through November 7, 2001, there were no "reportable events" involving KPMG LLP and Unitrin of the kinds listed in paragraphs
          (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K
          (17 CFR 229.304(a)(1)(v)(A)-(D)).

(2) On November 7, 2001, Unitrin's Board of Directors selected, in accordance with the recommendation of its Audit Committee, Deloitte & Touche LLP to serve as Unitrin's independent accountant to audit Unitrin's financial statements for the fiscal year ending December 31, 2002. During the fiscal years ended December 31, 2000 and 1999, and through November 7, 2001, Unitrin did not consult with Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Unitrin's financial statements and

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     Unitrin did not consult with Deloitte & Touche LLP as to any matter that was either the subject of a disagreement or a reportable event.

(3) Unitrin requested that KPMG LLP furnish Unitrin with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Unitrin in this Form 8-K. A copy of such letter, dated November 15, 2001, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.


(c)  Exhibits.

     Exhibit Number         Description
     --------------         -----------
           16               Text of Letter from KPMG LLP to the Securities and
                            Exchange Commission dated November 15, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Unitrin, Inc.
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                            /s/ Richard Roeske
Date:  November 15, 2001    ---------------------------------------------------
                            Richard Roeske
                            Vice President and Chief Accounting Officer